UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04178)

Exact name of registrant as specified in charter:	Putnam American Government Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2016

Date of reporting period:	October 1, 2015 — March 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PAGVX

Putnam American Government Income Fund

Semiannual report
3|31|16

A world of investing.®

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
American Government
Income Fund

Semiannual report
3 | 31 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

After enduring significant volatility in early 2016, markets around the world have shown fresh signs of strength as investor sentiment has improved. Many factors had fueled turbulence in the financial markets, including oil price volatility, uncertainty about U.S. monetary policy, and concerns about the ripple effects of China’s economic slowdown.

In the United States, investors were encouraged by the Federal Reserve’s decision in March to hold off on raising interest rates and the dialing back of its 2016 rate-hike forecast to two hikes instead of four. Recent U.S. economic data also have been positive, with improvements in employment, manufacturing, and consumer confidence. Meanwhile, policymakers in Europe, China, Japan, and many emerging markets have continued their efforts to lift economic growth rates.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended March 31, 2016, as well as an outlook for the coming months.

In today’s market environment, it may be helpful to consult your financial advisor to ensure that your investment portfolio is aligned with your goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

About the fund

Investing in government securities

When the U.S. government needs to finance a project, one way it raises capital is through the Bureau of the Public Debt. Every year, the Bureau holds more than 100 auctions for various U.S. government bonds (called Treasuries). Treasuries have traditionally been considered a relatively safe investment because they are backed by the full faith and credit of the United States. In other words, the U.S. government's ability to generate tax revenue guarantees payment on any outstanding Treasury debt. Treasuries, however, tend to generate relatively low returns.

In addition to Treasuries, Putnam American Government Income Fund invests in instruments such as mortgage-backed securities (MBS). MBS are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBS are created when government agencies or government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBS that government-sponsored entities sell to different financial entities, such as Putnam American Government Income Fund.

By investing in both Treasuries and MBS, the fund's manager seeks to maintain a relatively low risk profile for the portfolio, while supplementing returns for long-term investors.

Treasuries and mortgage-backed securities have historically been less volatile than stocks.

STOCKS S&P 500 Index
MORTGAGE-BACKED SECURITIES Barclays GNMA Index
TREASURY SECURITIES Barclays Intermediate Treasury Bond Index
Return %
40%
30
20
10
0
-10
-20
-30
-40
'85
'90
'95
'00
'05
'10
'15

Annual Returns, 1985–2015

Data are historical. Past performance is not a guarantee of future results.

Indexes are unmanaged and are not available for direct investment. The Standard & Poor's 500 Index is an unmanaged index of common stock performance. The Barclays GNMA Index is an unmanaged index of Government National Mortgage Association bonds. The Barclays Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between one and ten years.

Understanding mortgage-related securities

MBS *(Mortgage-backed securities):* MBS are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae *(Federal National Mortgage Association)* and **Freddie Mac** *(Federal Home Loan Mortgage Corporation):* Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBS that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae *(Government National Mortgage Association):* Ginnie Mae is a government-owned corporation established in 1968 whose MBS are backed by the full faith and credit of the U.S. government.

CMOs *(Collateralized mortgage obligations):* CMOs are structured mortgage-backed securities that use pools of MBS, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

2 American Government Income Fund

American Government Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	American Government Income Fund

Interview with
your fund’s
portfolio manager

Mike, what was the market environment like for government securities during the six-month reporting period ended March 31, 2016?

In many respects, the six-month reporting period was a tale of two halves. During the first half, U.S. government securities and other taxable investment-grade bonds declined slightly. This weak performance was largely the result of the Federal Reserve’s December decision to increase its target for short-term interest rates for the first time since 2006. U.S. Treasury yields modestly rose during this time, and agency mortgage-backed securities [MBS] slightly outpaced Treasuries, as conditions in the mortgage market remained fairly stable.

Interest rates dropped sharply from the beginning of January through February 11, as investor concern about several global economic issues fueled a broad flight from riskier market sectors and into the perceived safety of U.S. Treasuries. Longer-term Treasuries performed very well, leading all major bond-market sectors in January and February. By March, however, investor sentiment turned more positive toward corporate bonds, which rallied materially on the combination of a strong rebound in prices for oil and other commodities, less concern about China’s economy, and cautious rhetoric from the Fed. Within this environment, agency MBS as well as other U.S. government securities lagged Treasuries, as investors

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/16. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 16.

American Government Income Fund	5

flocked to areas of the market with higher risks and potentially higher rewards.

The fund trailed both its benchmark and the average return of its Lipper peer group. What factors hampered its relative performance during the six-month reporting period?

Our interest-rate and yield-curve positioning were the primary detractors versus the benchmark. Consistent with our strategy of de-emphasizing interest-rate risk, the fund’s duration — a key measure of interest-rate sensitivity — was materially shorter than that of the benchmark. This positioning was particularly detrimental in January, when risk-off sentiment fueled demand for Treasuries, driving their prices higher and yields lower.

During January, we began moving the fund’s duration closer to that of the benchmark, and by period-end, it was about one year shorter than the duration of the benchmark.

We wanted to continue our defensive posture toward interest-rate risk. At the same time, we thought it was prudent to bring the portfolio’s duration nearer to the benchmark should recurrent bouts of market volatility trigger another flight to quality and a decline in rates.

From a yield-curve perspective, we focused our short-duration positioning on the two-year portion of the curve, since rates in this area are typically highly sensitive to Fed policy.

Our prepayment strategies, which we implemented with securities such as agency interest-only collateralized mortgage obligations [IO CMOs], produced negative results amid the broad risk-off sentiment during the early months of 2016. Additionally, investors were concerned that the lower interest rates we saw in January and February could spur an increased level of mortgage refinancing that would accelerate prepayment speeds on existing securities.

Allocations are shown as a percentage of the fund’s net assets as of 3/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value [Non-cash investments] of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced (TBA) commitments, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

6	American Government Income Fund

Which strategies helped performance versus the benchmark?

Security selection among agency pass-throughs aided relative performance. However, the contribution from this part of the portfolio was dampened when the yields over Treasuries on mortgage-backed securities rose and prices declined amid the risk aversion that permeated the marketplace in January and February.

What is your current view of the housing market?

Home prices, as measured by the S&P/ Case-Shiller 20-City Composite Home Price Index, rose 5.6% in 2015. Broadly, housing strength was driven by strong U.S. job growth along with the level of household formations returning to the longer-term average.

Additionally, the pace of distressed sales continued to fall. The Fed’s decision to hike rates in December had only a minimal impact on mortgage rates. We expect home-price appreciation to remain positive in 2016 but to moderate from last year’s pace, because, in our view, the market could be modestly held back if mortgage rates rise from their current historically low level.

The fund trimmed its per-share dividend during the period. What factors led to that decision?

In November 2015, we shaved the fund’s dividend per class A share from $0.020 to $0.018. This slight reduction became necessary due to lower available yields across the fixed-income market sectors in which the fund can invest. Similar reductions were made to other share classes.

How did you use derivatives during the period?

We used interest-rate swaps and U.S. Treasury futures in an effort to hedge the

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

American Government Income Fund	7

risks inherent in the fund’s duration and yield-curve positioning. We also employed interest-rate swaps to try to isolate the prepayment risk associated with our CMO and mortgage pass-through holdings, and to help manage overall downside risk.

What is your outlook for the months ahead, and how will it affect the fund’s positioning?

We think U.S. gross domestic product may continue to grow at a rate near 2% over the balance of 2016. Furthermore, we expect that the Fed will continue to raise the federal funds rate if economic data indicate that it is appropriate to continue normalizing monetary policy. We believe it’s most likely that the U.S. central bank will hike rates two times this year. However, in our view, the actual pace of tightening will depend on factors such as the health of the labor market, the level of inflation, commodity prices, the relative strength of the U.S. dollar, actions by other central banks, and financial-market volatility.

With oil and commodity prices exhibiting greater stability of late, we believe inflation indicators may begin moving higher during the next several months. If this occurs, we think yields on U.S. Treasuries may also begin to rise.

With interest rates still near historic lows at period-end, we expect to continue de-emphasizing interest-rate risk because we believe fixed-income investors are not getting compensated adequately for assuming this risk.

We continue to find prepayment risk attractive, given the prospect of higher interest rates. As a result, we currently plan to rely on our fundamental research expertise to continue seeking investment opportunities in IO CMOs.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges may vary over time. A negative number represents cash to be allocated to to-be-announced (TBA) agency pass-through mortgage-backed securities, which the fund has agreed to purchase.

8	American Government Income Fund

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

American Government Income Fund	9

IN THE NEWS

Since its introduction in January 2012, the Federal Reserve’s interest-rate path “dot plot” has become something of a must-read for Fed watchers. The dot plot’s origins date to 2011, when the Fed was seeking a way to convey publicly more information about the central bank’s outlook. Before every other Fed meeting, officials on the policy-setting Federal Open Market Committee (FOMC) submit updated forecasts for economic growth, unemployment, inflation, and interest-rate hikes. The dots, published as a graph in the quarterly “Summary of Economic Projections,” represent anonymously delivered forecasts from individual FOMC members. In recent months, the dot plot has been criticized by some for conveying an overly hawkish message, but Federal Reserve Chair Janet Yellen has defended the dot plot, saying it should be used to manage expectations about future hikes and not be viewed as a definitive rate path. Meanwhile, after its March 2016 meeting, the Fed released a dot plot more aligned with current market expectations —reducing the number of rate hikes this year to two from the four predicted in December. So, for now, the Fed and the market appear to be on the same page.

10 American Government Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(3/1/85)		(5/20/94)		(7/26/99)		(2/14/95)		(4/1/03)	(7/2/12)	(7/2/12)	(7/2/01)

	Before						Before	After	Net	Net	Net	Net
	sales	After	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	5.98%	5.84%	5.73%	5.73%	5.18%	5.18%	5.68%	5.56%	5.71%	6.10%	6.11%	6.10%

10 years	59.49	53.11	50.21	50.21	47.96	47.96	55.45	50.40	55.46	63.61	64.09	63.45
Annual average	4.78	4.35	4.15	4.15	4.00	4.00	4.51	4.17	4.51	5.05	5.08	5.04

5 years	11.58	7.12	7.46	5.62	7.42	7.42	10.03	6.45	10.10	12.94	13.27	12.83
Annual average	2.22	1.38	1.45	1.10	1.44	1.44	1.93	1.26	1.94	2.46	2.52	2.44

3 years	2.60	–1.50	0.35	–2.52	0.33	0.33	1.74	–1.56	1.78	3.43	3.65	3.32
Annual average	0.86	–0.50	0.12	–0.85	0.11	0.11	0.58	–0.52	0.59	1.13	1.20	1.09

1 year	–1.19	–5.14	–1.93	–6.74	–2.03	–2.99	–1.55	–4.75	–1.56	–1.04	–0.92	–1.04

6 months	0.23	–3.78	–0.13	–5.08	–0.13	–1.12	0.09	–3.16	0.09	0.37	0.31	0.25

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

American Government Income Fund	11

Comparative index returns For periods ended 3/31/16

		Lipper General
	Barclays Government	U.S. Government Funds
	Bond Index	category average*

Annual average (life of fund)	6.91%	6.04%

10 years	55.58	47.04
Annual average	4.52	3.86

5 years	18.31	16.06
Annual average	3.42	2.94

3 years	6.45	4.60
Annual average	2.11	1.49

1 year	2.37	1.22

6 months	2.18	1.79

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/16, there were 104, 103, 99, 96, 75, and 6 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	6		6	6	6		6	6	6	6

Income	$0.110		$0.078	$0.078	$0.098		$0.098	$0.122	$0.127	$0.122

Capital gains	—		—	—	—		—	—	—	—

Total	$0.110		$0.078	$0.078	$0.098		$0.098	$0.122	$0.127	$0.122

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/15	$8.85	$9.22	$8.77	$8.81	$8.92	$9.22	$8.86	$8.83	$8.83	$8.83

3/31/16	8.76	9.13	8.68	8.72	8.83	9.13	8.77	8.74	8.73	8.73

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend
rate [1]	2.47%	2.37%	1.80%	1.79%	2.17%	2.10%	2.19%	2.75%	2.89%	2.75%

Current 30-day
SEC yield [2]	N/A	1.88	1.22	1.22	N/A	1.66	1.72	2.27	2.34	2.21

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 American Government Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/15	0.89%	1.64%	1.64%	1.14%	1.14%	0.61%	0.54%	0.64%

Annualized expense ratio for the
six-month period ended 3/31/16	0.90%	1.65%	1.65%	1.15%	1.15%	0.61%	0.54%	0.65%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/15 to 3/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.51	$8.24	$8.24	$5.75	$5.75	$3.06	$2.70	$3.25

Ending value (after expenses)	$1,002.30	$998.70	$998.70	$1,000.90	$1,000.90	$1,003.70	$1,003.10	$1,002.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

American Government Income Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/16, use the following calculation method. To find the value of your investment on 10/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.55	$8.32	$8.32	$5.81	$5.81	$3.08	$2.73	$3.29

Ending value (after expenses)	$1,020.50	$1,016.75	$1,016.75	$1,019.25	$1,019.25	$1,021.95	$1,022.30	$1,021.75

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 American Government Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie

American Government Income Fund 15

Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2016, Putnam employees had approximately $477,000,000 and the Trustees had approximately $127,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 American Government Income Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

American Government Income Fund 17

The fund’s portfolio 3/31/16 (Unaudited)

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (89.2%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (15.5%)
Government National Mortgage Association Pass-Through Certificates
6s, January 15, 2029	$2	$3
5s, TBA, April 1, 2046	4,000,000	4,335,312
4.687s, June 20, 2045	143,321	162,393
4.674s, April 20, 2065	1,634,773	1,851,073
4.667s, May 20, 2045	1,975,833	2,236,234
4.656s, May 20, 2045	3,109,653	3,519,517
4.655s, May 20, 2045	1,874,498	2,124,342
4.654s, June 20, 2045	1,402,744	1,589,765
4.634s, June 20, 2045	1,404,449	1,588,982
4.598s, May 20, 2045	3,210,301	3,626,733
4.554s, May 20, 2045	695,917	786,392
4.524s, June 20, 2065	323,596	363,916
4.516s, June 20, 2045	301,694	339,320
4 1/2s, with due dates from December 20, 2040 to January 20, 2045	1,077,977	1,172,438
4 1/2s, TBA, April 1, 2046	4,000,000	4,296,875
4.491s, September 20, 2065	1,117,602	1,258,936
4.489s, October 20, 2065	1,612,531	1,820,779
4.484s, November 20, 2065	855,392	967,001
4.468s, May 20, 2065	608,143	680,774
4.413s, June 20, 2065	150,352	168,482
4s, with due dates from July 20, 2044 to March 20, 2046 ##	9,975,706	10,788,931
3 1/2s, with due dates from January 20, 2045 to August 20, 2045	24,617,452	26,143,340
3s, TBA, April 1, 2046	7,000,000	7,254,843

77,076,381
U.S. Government Agency Mortgage Obligations (73.7%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
7 1/2s, October 1, 2029	381,887	452,462
6s, September 1, 2021	4,255	4,600
5 1/2s, with due dates from July 1, 2019 to August 1, 2019	82,701	87,472
4 1/2s, with due dates from January 1, 2037 to June 1, 2037	291,827	318,591
4s, with due dates from August 1, 2044 to March 1, 2046	3,582,354	3,851,638
3 1/2s, August 1, 2043	824,036	870,259
3 1/2s, TBA, April 1, 2046	4,000,000	4,187,969
3s, with due dates from March 1, 2043 to July 1, 2043	3,704,787	3,800,929

Federal National Mortgage Association Pass-Through Certificates
6 1/2s, with due dates from July 1, 2016 to February 1, 2017	2,878	2,919
6s, with due dates from February 1, 2036 to May 1, 2041	2,893,289	3,313,660
6s, with due dates from July 1, 2016 to August 1, 2022	492,579	533,003
6s, TBA, April 1, 2046	2,000,000	2,280,938
5 1/2s, with due dates from February 1, 2035 to January 1, 2038	4,723,091	5,313,385
5 1/2s, with due dates from September 1, 2017 to February 1, 2021	140,421	149,454
5 1/2s, TBA, April 1, 2046	5,000,000	5,605,469
5s, March 1, 2021	9,593	10,213
4 1/2s, with due dates from March 1, 2039 to November 1, 2044	8,523,835	9,341,398
4 1/2s, TBA, April 1, 2046	15,000,000	16,324,218

18 American Government Income Fund

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (89.2%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
4s, with due dates from July 1, 2042 to March 1, 2046 ##	$39,259,461	$40,143,128
4s, with due dates from May 1, 2019 to September 1, 2020	39,283	40,934
4s, TBA, April 1, 2046	8,000,000	8,549,375
3 1/2s, with due dates from March 1, 2043 to January 1, 2046 ##	17,319,069	18,273,271
3 1/2s, TBA, May 1, 2046	38,000,000	39,770,838
3 1/2s, TBA, April 1, 2046	57,000,000	59,769,847
3s, with due dates from December 1, 2042 to May 1, 2045	39,023,430	40,111,282
3s, TBA, May 1, 2046	32,000,000	32,760,000
3s, TBA, April 1, 2046	69,000,000	70,784,299

		366,651,551

Total U.S. government and agency mortgage obligations (cost $441,776,634)		$443,727,932

U.S. TREASURY OBLIGATIONS (30.4%)*	Principal amount	Value

U.S. Treasury Bonds
7 1/8s, February 15, 2023	$12,085,000	$16,522,579
6 1/4s, August 15, 2023	17,682,000	23,467,847
4 1/2s, August 15, 2039 ∆ §	42,774,000	58,573,646

U.S. Treasury Notes 0 5/8s, May 31, 2017 ∆	52,927,000	52,895,471

Total U.S. treasury obligations (cost $140,117,852)		$151,459,543

MORTGAGE-BACKED SECURITIES (23.0%)*	Principal amount	Value

Agency collateralized mortgage obligations (23.0%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 24.038s, 2037	$300,958	$496,420
IFB Ser. 2976, Class LC, 22.821s, 2035	101,394	161,321
IFB Ser. 2979, Class AS, 22.674s, 2034	23,642	25,821
IFB Ser. 3072, Class SM, 22.197s, 2035	291,815	452,658
IFB Ser. 3249, Class PS, 20.836s, 2036	134,218	205,122
IFB Ser. 3065, Class DC, 18.551s, 2035	1,748,861	2,583,479
IFB Ser. 2990, Class LB, 15.831s, 2034	379,096	490,882
IFB Ser. 3232, Class KS, IO, 5.864s, 2036	1,514,251	258,842
IFB Ser. 4136, Class ES, IO, 5.814s, 2042	3,664,789	638,927
Ser. 4122, Class TI, IO, 4 1/2s, 2042	3,113,032	477,228
Ser. 4018, Class DI, IO, 4 1/2s, 2041	4,422,750	592,270
Ser. 4329, Class MI, IO, 4 1/2s, 2026	6,029,211	676,537
Ser. 4546, Class PI, IO, 4s, 2045	7,055,557	1,088,672
Ser. 4500, Class GI, IO, 4s, 2045	4,675,485	528,751
Ser. 4425, IO, 4s, 2045	6,514,098	782,213
Ser. 4452, Class QI, IO, 4s, 2044 F	4,625,601	706,328
Ser. 4116, Class MI, IO, 4s, 2042	7,049,046	1,175,301
Ser. 4019, Class JI, IO, 4s, 2041	5,349,771	658,022
Ser. 3996, Class IK, IO, 4s, 2039	5,629,732	493,037
Ser. 4165, Class AI, IO, 3 1/2s, 2043	3,078,858	462,660
Ser. 4150, IO, 3 1/2s, 2043	3,489,652	619,430
Ser. 4136, Class IQ, IO, 3 1/2s, 2042	6,640,693	911,031
Ser. 4122, Class AI, IO, 3 1/2s, 2042	4,502,409	554,719

American Government Income Fund 19

MORTGAGE-BACKED SECURITIES (23.0%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 4199, Class CI, IO, 3 1/2s, 2037	$4,561,942	$425,173
Ser. 304, Class C37, IO, 3 1/2s, 2027	4,138,974	440,409
FRB Ser. 57, Class 2A1, 3.32s, 2043	1,018	1,095
Ser. 4150, Class DI, IO, 3s, 2043	5,442,279	624,161
Ser. 4141, Class PI, IO, 3s, 2042	4,338,256	497,034
Ser. 4158, Class TI, IO, 3s, 2042	10,265,891	1,176,574
Ser. 4165, Class TI, IO, 3s, 2042	11,265,086	1,191,846
Ser. 4171, Class NI, IO, 3s, 2042	7,564,597	764,856
Ser. 4183, Class MI, IO, 3s, 2042	3,585,429	371,450
Ser. 4201, Class JI, IO, 3s, 2041	7,128,077	645,677
Ser. 4215, Class EI, IO, 3s, 2032	5,263,856	550,931
Ser. 3939, Class EI, IO, 3s, 2026	5,346,699	375,400
Ser. 315, PO, zero %, 2043	12,339,126	9,949,933
Ser. 3835, Class FO, PO, zero %, 2041	6,770,997	5,863,785
Ser. 3391, PO, zero %, 2037	75,841	66,977
Ser. 3300, PO, zero %, 2037	45,579	40,719
Ser. 3210, PO, zero %, 2036	16,675	15,442
Ser. 3326, Class WF, zero %, 2035	11,141	9,290
FRB Ser. 3117, Class AF, zero %, 2036	7,849	6,128
FRB Ser. 3036, Class AS, zero %, 2035	1,452	1,441

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 37.302s, 2036	222,319	438,453
IFB Ser. 05-74, Class NK, 25.335s, 2035	90,782	143,548
IFB Ser. 06-8, Class HP, 22.979s, 2036	262,109	450,580
IFB Ser. 07-53, Class SP, 22.612s, 2037	347,312	541,860
IFB Ser. 08-24, Class SP, 21.696s, 2038	1,940,990	2,798,485
IFB Ser. 05-122, Class SE, 21.585s, 2035	418,828	626,722
IFB Ser. 05-75, Class GS, 18.951s, 2035	274,634	384,871
IFB Ser. 05-106, Class JC, 18.781s, 2035	449,053	688,208
IFB Ser. 05-83, Class QP, 16.268s, 2034	122,157	161,547
IFB Ser. 11-4, Class CS, 12.034s, 2040	1,003,397	1,239,652
IFB Ser. 11-123, Class KS, IO, 6.167s, 2041	1,136,079	160,471
IFB Ser. 11-123, Class GS, IO, 6.117s, 2041	5,839,967	839,495
IFB Ser. 11-147, Class SP, IO, 5.617s, 2042	5,760,771	777,704
IFB Ser. 13-103, Class SK, IO, 5.487s, 2043	2,229,507	542,518
Ser. 15-16, Class MI, IO, 4 1/2s, 2045	4,794,740	893,020
Ser. 409, Class 82, IO, 4 1/2s, 2040	2,666,518	417,614
Ser. 12-118, Class PI, IO, 4s, 2042	3,778,753	591,916
Ser. 12-96, Class PI, IO, 4s, 2041	2,939,151	379,862
Ser. 12-62, Class MI, IO, 4s, 2041	3,017,233	372,649
Ser. 409, Class C16, IO, 4s, 2040	4,958,651	742,127
Ser. 12-104, Class HI, IO, 4s, 2027	5,885,691	696,443
FRB Ser. 03-W14, Class 2A, 3.698s, 2043	1,055	1,111
FRB Ser. 03-W11, Class A1, 3.626s, 2033	44	46
FRB Ser. 04-W7, Class A2, 3.6s, 2034	517	581
Ser. 15-10, Class AI, IO, 3 1/2s, 2043	6,096,114	649,810
Ser. 12-124, Class JI, IO, 3 1/2s, 2042	2,319,606	297,466

20 American Government Income Fund

MORTGAGE-BACKED SECURITIES (23.0%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 13-22, Class PI, IO, 3 1/2s, 2042	$6,053,193	$915,527
Ser. 12-114, Class NI, IO, 3 1/2s, 2041	6,430,318	806,780
FRB Ser. 03-W3, Class 1A4, 3.473s, 2042	1,859	1,962
Ser. 13-55, Class IK, IO, 3s, 2043	3,756,493	420,352
Ser. 13-6, Class JI, IO, 3s, 2043	9,663,187	1,052,381
Ser. 12-151, Class PI, IO, 3s, 2043	3,343,444	396,867
Ser. 13-8, Class NI, IO, 3s, 2042	5,176,300	554,142
Ser. 12-145, Class TI, IO, 3s, 2042	3,814,878	316,635
Ser. 13-35, Class IP, IO, 3s, 2042 F	2,932,092	276,125
Ser. 13-55, Class PI, IO, 3s, 2042	6,655,463	580,024
Ser. 13-53, Class JI, IO, 3s, 2041	4,681,337	474,219
Ser. 13-23, Class PI, IO, 3s, 2041	4,293,100	325,288
Ser. 13-30, Class IP, IO, 3s, 2041	6,214,060	500,978
Ser. 13-23, Class LI, IO, 3s, 2041	3,980,409	328,782
Ser. 14-28, Class AI, IO, 3s, 2040 F	4,810,015	483,865
FRB Ser. 04-W2, Class 4A, 2.887s, 2044	810	867
FRB Ser. 07-95, Class A3, 0.683s, 2036	11,444,382	11,037,839
FRB Ser. 01-50, Class B1, IO, 0.397s, 2041	5,969,991	70,894
Ser. 01-79, Class BI, IO, 0.304s, 2045	1,246,612	11,444
Ser. 08-53, Class DO, PO, zero %, 2038	214,555	199,486
Ser. 07-64, Class LO, PO, zero %, 2037	49,612	46,725
Ser. 07-44, Class CO, PO, zero %, 2037	96,270	82,679
Ser. 08-36, Class OV, PO, zero %, 2036	32,813	29,294
FRB Ser. 88-12, Class B, zero %, 2018	974	970

Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.264s, 2036	3,710,024	385,360
Ser. 14-133, Class IP, IO, 5s, 2044	3,394,756	603,112
Ser. 14-76, IO, 5s, 2044	4,805,770	828,797
Ser. 13-51, Class QI, IO, 5s, 2043	4,554,691	878,445
Ser. 13-3, Class IT, IO, 5s, 2043	2,567,939	446,475
Ser. 13-6, Class OI, IO, 5s, 2043	1,169,153	205,607
Ser. 13-16, Class IB, IO, 5s, 2040	1,344,161	53,693
Ser. 10-35, Class UI, IO, 5s, 2040	2,850,955	503,866
Ser. 10-9, Class UI, IO, 5s, 2040	8,699,839	1,504,533
Ser. 09-121, Class UI, IO, 5s, 2039	6,421,828	1,137,884
Ser. 12-129, IO, 4 1/2s, 2042	4,681,298	918,705
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	2,850,568	308,545
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	7,484,734	1,215,296
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	2,376,533	387,529
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	1,627,045	258,969
Ser. 09-121, Class CI, IO, 4 1/2s, 2039	4,085,144	803,328
Ser. 11-81, Class PI, IO, 4 1/2s, 2037	1,734,205	40,979
Ser. 15-94, IO, 4s, 2045	1,091,091	245,551
Ser. 15-53, Class MI, IO, 4s, 2045	3,769,775	830,745
Ser. 15-40, IO, 4s, 2045	3,019,366	630,492
Ser. 13-165, Class IL, IO, 4s, 2043	1,957,759	306,428
Ser. 12-56, Class IB, IO, 4s, 2042	5,815,407	897,419

American Government Income Fund 21

MORTGAGE-BACKED SECURITIES (23.0%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-47, Class CI, IO, 4s, 2042	$2,537,671	$386,187
Ser. 14-104, IO, 4s, 2042	5,680,116	938,355
Ser. 14-4, Class IK, IO, 4s, 2039	3,342,521	305,522
Ser. 11-71, Class IK, IO, 4s, 2039	3,859,463	411,743
Ser. 10-114, Class MI, IO, 4s, 2039	5,744,347	451,554
Ser. 14-182, Class BI, IO, 4s, 2039	3,639,145	538,761
Ser. 10-116, Class QI, IO, 4s, 2034	356,054	6,231
Ser. 16-4, Class JI, IO, 3 1/2s, 2046	8,690,486	966,121
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	5,440,746	538,362
Ser. 15-168, Class IG, IO, 3 1/2s, 2043	7,641,356	819,299
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	3,313,951	301,106
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	3,158,272	286,582
Ser. 12-136, IO, 3 1/2s, 2042	5,699,442	1,106,860
Ser. 14-46, Class JI, IO, 3 1/2s, 2041	2,855,839	390,693
Ser. 13-18, Class GI, IO, 3 1/2s, 2041	3,665,107	439,080
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	2,462,122	170,184
Ser. 14-102, Class IG, IO, 3 1/2s, 2041	2,758,654	324,401
Ser. 15-52, Class KI, IO, 3 1/2s, 2040	7,222,135	771,685
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	3,263,483	262,074
Ser. 14-147, Class MI, IO, 3 1/2s, 2039	11,136,522	541,124
Ser. 15-138, Class AI, IO, 3 1/2s, 2039	1,646,166	179,017
Ser. 15-99, Class TI, IO, 3 1/2s, 2039	8,830,535	993,877
Ser. 15-24, Class AI, IO, 3 1/2s, 2037	6,991,023	920,114
Ser. 14-160, Class IB, IO, 3s, 2040	7,169,364	597,925
Ser. 14-141, Class CI, IO, 3s, 2040	4,627,884	452,663
Ser. 15-H22, Class GI, IO, 2.564s, 2065	10,304,277	1,519,881
Ser. 16-H03, Class AI, IO, 2.051s, 2066	8,916,247	1,011,869
Ser. 15-H20, Class CI, IO, 2.021s, 2065	15,291,093	1,846,140
Ser. 15-H24, Class HI, IO, 2.02s, 2065	10,471,146	924,602
FRB Ser. 15-H16, Class XI, IO, 2s, 2065	4,873,346	618,428
Ser. 15-H25, Class BI, IO, 1.989s, 2065	6,492,664	777,172
Ser. 15-H22, Class AI, IO, 1.927s, 2045	17,794,000	2,115,707
Ser. 15-H10, Class HI, IO, 1.915s, 2065	14,484,104	1,674,362
Ser. 15-H23, Class TI, IO, 1.885s, 2065	9,549,939	1,144,083
Ser. 16-H04, Class KI, IO, 1.883s, 2066	10,361,355	998,089
Ser. 14-H21, Class AI, IO, 1.696s, 2064	10,781,625	1,149,321
FRB Ser. 11-H07, Class FI, IO, 1.226s, 2061	33,369,710	1,731,888
Ser. 10-158, Class OP, PO, zero %, 2040	300,000	264,421
Ser. 10-151, Class KO, PO, zero %, 2037	350,026	304,155
Ser. 06-36, Class OD, PO, zero %, 2036	4,494	3,955

		114,384,227

Total mortgage-backed securities (cost $121,726,934)		$114,384,227

ASSET-BACKED SECURITIES (1.0%)*	Principal amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A,
1.433s, 2017	$5,082,000	$5,082,000

Total asset-backed securities (cost $5,082,000)		$5,082,000

22 American Government Income Fund

PURCHASED SWAP OPTIONS OUTSTANDING (0.5%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Barclays Bank PLC
1.73875/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.73875	$77,849,400	$843,888

(2.15625)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/2.15625	77,849,400	778

Citibank, N.A.
(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087	66,054,500	66

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	8,741,100	172,969

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	8,741,100	70,445

Goldman Sachs International
1.149/3 month USD-LIBOR-BBA/Apr-18	Apr-16/1.149	108,242,700	632,137

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625	66,054,500	66

JPMorgan Chase Bank N.A.
(1.805)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.805	179,594,400	359,189

1.445/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.445	179,594,400	208,330

2.19/3 month USD-LIBOR-BBA/Apr-46	Apr-16/2.19	5,838,700	73,276

(1.365)/3 month USD-LIBOR-BBA/Apr-21	Apr-16/1.365	173,484,600	45,106

2.15/3 month USD-LIBOR-BBA/Apr-46	Apr-16/2.15	5,838,700	31,996

0.975/3 month USD-LIBOR-BBA/Apr-21	Apr-16/0.975	173,484,600	24,288

Total purchased swap options outstanding (cost $6,166,809)			$2,462,534

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.2%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/$101.16	$29,000,000	$72,500

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/100.91	29,000,000	57,420

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.30	18,000,000	51,300

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.22	18,000,000	47,700

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.11	18,000,000	43,200

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/100.84	18,000,000	33,660

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	May-16/102.91	19,000,000	139,460

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	May-16/102.81	19,000,000	127,680

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	May-16/102.69	19,000,000	113,050

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	May-16/102.59	19,000,000	102,790

Total purchased options outstanding (cost $1,827,500)			$788,760

American Government Income Fund 23

SHORT-TERM INVESTMENTS (9.1%)*	Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.30% L	Shares	43,824,290	$43,824,290

U.S. Treasury Bills 0.32%, May 12, 2016 #		$206,000	205,977

U.S. Treasury Bills 0.29%, April 21, 2016 #		76,000	75,996

U.S. Treasury Bills 0.07%, April 14, 2016 #		570,000	569,979

U.S. Treasury Bills 0.09%, April 7, 2016 #		546,000	545,989

Total short-term investments (cost $45,222,183)			$45,222,231

TOTAL INVESTMENTS

Total investments (cost $761,919,912)			$763,127,227

Key to holding’s abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2015 through March 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $497,671,378.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $467,722,323 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

24 American Government Income Fund

FUTURES CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	104	$17,101,500	Jun-16	$(234,082)

U.S. Treasury Bond Ultra
30 yr (Long)	20	3,450,625	Jun-16	(60,977)

U.S. Treasury Note 2 yr (Long)	243	53,156,250	Jun-16	(13,312)

U.S. Treasury Note 5 yr (Long)	964	116,802,157	Jun-16	111,051

U.S. Treasury Note 10 yr (Short)	430	56,067,969	Jun-16	(75,793)

U.S. Treasury Note Ultra
10 yr (Short)	49	6,896,750	Jun-16	(16,621)

Total				$(289,734)

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/16 (premiums $7,249,938) (Unaudited)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Barclays Bank PLC
1.9475/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.9475	$38,924,700	$9,342

(1.9475)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.9475	38,924,700	1,083,274

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	66,054,500	66

2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	66,054,500	66

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	8,741,100	370,623

Goldman Sachs International
1.399/3 month USD-LIBOR-BBA/Apr-18	Apr-16/1.399	108,242,700	108

2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	132,109,000	132

JPMorgan Chase Bank N.A.
(1.17)/3 month USD-LIBOR-BBA/Apr-21	Apr-16/1.17	86,742,300	179,557

(2.27)/3 month USD-LIBOR-BBA/Apr-46	Apr-16/2.27	5,838,700	180,124

1.17/3 month USD-LIBOR-BBA/Apr-21	Apr-16/1.17	86,742,300	261,962

(1.625)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.625	89,797,200	484,007

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	6,128,000	639,512

1.625/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.625	89,797,200	769,562

Total			$3,978,335

WRITTEN OPTIONS OUTSTANDING at 3/31/16 (premiums $1,827,500) (Unaudited)
	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/$100.45	$29,000,000	$37,120

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.20	29,000,000	29,000

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.63	18,000,000	27,180

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.56	18,000,000	25,560

American Government Income Fund 25

WRITTEN OPTIONS OUTSTANDING at 3/31/16 (premiums $1,827,500) (Unaudited) cont.
	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/$100.44	$18,000,000	$22,680

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.75	29,000,000	18,560

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.19	18,000,000	17,640

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.50	29,000,000	14,210

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.95	18,000,000	14,040

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.91	18,000,000	13,320

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.77	18,000,000	11,700

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.53	18,000,000	9,180

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/102.14	19,000,000	61,940

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/102.05	19,000,000	55,290

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/101.92	19,000,000	47,310

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/101.83	19,000,000	41,800

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/101.38	19,000,000	22,610

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/101.28	19,000,000	19,760

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/101.16	19,000,000	16,530

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	May-16/101.06	19,000,000	14,440

Total			$519,870

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)
Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	$8,784,325	$(215,242)	$185,174

2.035/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	8,784,325	(223,201)	134,400

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	17,510,800	(115,781)	11,732

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	35,021,500	(246,026)	10,156

26 American Government Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A. cont.
(3.035)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	$8,784,325	$(233,733)	$(213,696)

(3.117)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	8,784,325	(245,961)	(229,359)

2.655/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	38,475,300	254,899	251,628

2.56/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	38,475,300	245,961	242,010

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	35,021,500	107,236	(61,988)

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	70,043,000	224,138	(114,870)

(1.56)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	38,475,300	221,514	(229,313)

(1.655)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	38,475,300	219,309	(290,104)

Total			$(6,887)	$(304,230)

TBA SALE COMMITMENTS OUTSTANDING at 3/31/16 (proceeds receivable $126,734,258) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Corporation, 4s,
April 1, 2046	$2,000,000	5/15/16	$2,134,844

Federal Home Loan Mortgage Corporation, 3 1/2s,
April 1, 2046	2,000,000	5/15/16	2,093,984

Federal National Mortgage Association, 4s, April 1, 2046	37,000,000	5/25/16	39,540,860

Federal National Mortgage Association, 3 1/2s,
April 1, 2046	38,000,000	5/25/16	39,846,564

Federal National Mortgage Association, 3s, April 1, 2046	34,000,000	5/25/16	34,879,220

Government National Mortgage Association, 4s,
April 1, 2046	3,000,000	5/20/16	3,207,891

Government National Mortgage Association, 3 1/2s,
April 1, 2046	5,000,000	5/20/16	5,285,938

Total			$126,989,301

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$38,924,700	$505,507	3/30/26	1.91%	3 month USD-	$(465,202)
				LIBOR-BBA

17,473,700	(231)	3/16/26	3 month USD-	1.79701%	259,350
			LIBOR-BBA

128,034,700 E	287,808	6/15/18	1.20%	3 month USD-	(477,199)
				LIBOR-BBA

American Government Income Fund 27

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$39,931,400 E	$281,266	6/15/26	1.90%	3 month USD-	$(530,819)
				LIBOR-BBA

49,761,800 E	(15,858)	6/15/21	3 month USD-	1.45%	515,946
			LIBOR-BBA

10,704,300	(141)	3/17/26	1.787%	3 month USD-	(148,412)
				LIBOR-BBA

17,473,700	(231)	3/16/26	3 month USD-	1.79882%	262,334
			LIBOR-BBA

17,473,700	(231)	3/16/26	3 month USD-	1.8005%	265,124
			LIBOR-BBA

17,473,700	(231)	3/16/26	3 month USD-	1.80312%	269,459
			LIBOR-BBA

17,473,700	(231)	3/16/26	3 month USD-	1.80242%	268,301
			LIBOR-BBA

2,311,700 E	(15,761)	6/15/46	3 month USD-	2.25%	35,432
			LIBOR-BBA

700,600 E	(24)	4/5/46	2.2375%	3 month USD-	(15,748)
				LIBOR-BBA

10,700,000	(141)	3/18/26	1.78722%	3 month USD-	(148,164)
				LIBOR-BBA

10,700,000	(141)	3/18/26	1.79757%	3 month USD-	(158,658)
				LIBOR-BBA

19,525,400	(257)	3/21/26	1.7325%	3 month USD-	(166,550)
				LIBOR-BBA

19,525,400	(257)	3/21/26	1.73%	3 month USD-	(161,929)
				LIBOR-BBA

2,335,500	(31)	3/30/26	1.73%	3 month USD-	(18,453)
				LIBOR-BBA

Total	$1,040,815				$(415,188)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited)
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$1,468,703	$—	1/12/40	4.50% (1 month	Synthetic MBX Index	$7,915
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,603,617	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(14,233)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

300,962	—	1/12/40	4.00% (1 month	Synthetic MBX Index	1,686
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

28 American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$593,968	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(1,123)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,504,504	—	1/12/40	4.00% (1 month	Synthetic MBX Index	14,027
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

60,481	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(23)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,316,218	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(11,475)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

571,418	—	1/12/41	5.00% (1 month	Synthetic MBX Index	728
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

477,047	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(4,159)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,269,610	—	1/12/40	4.50% (1 month	Synthetic MBX Index	6,842
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,201,072	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(9,792)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,026,533	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(396)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,153,451	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	10,533
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

78,869	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(782)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

10,043,723	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(27,974)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

3,366,390	—	1/12/40	5.00% (1 month	Synthetic MBX Index	5,338
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

42,947,435	—	1/12/41	5.00% (1 month	Synthetic MBX Index	115,070
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

32,521,627	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(112,420)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

American Government Income Fund 29

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
$1,082,305	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$2,900
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

117,687	—	1/12/41	5.00% (1 month	Synthetic MBX Index	315
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Credit Suisse International
296,441	—	1/12/41	5.00% (1 month	Synthetic MBX Index	794
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,684,376	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	15,382
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

3,415,945	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(29,781)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,384,359	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(13,950)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

155,829	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(1,546)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,052,339	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(12,790)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

689,934	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(8,386)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

680,573	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(9,301)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,270,312	(13,125)	1/12/41	(4.00%) 1 month	Synthetic TRS Index	7,902
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Goldman Sachs International
1,543,865	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(595)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,190,977	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(460)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,008,283	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(7,577)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,495,921	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(577)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

30 American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$4,541,471	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$12,168
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,979,316	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(35,319)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,979,316	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(35,319)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,209,829	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7,639)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

830,182	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,870)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

885,763	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(7,997)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

257,018	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(486)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,763,399	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(3,334)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,177,085	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,069)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,027,249	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(10,465)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,412,513	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,883)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

112,265	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(388)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

299,297	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,035)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

588,768	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(227)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,691,932	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(653)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,621,361	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(23,266)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

American Government Income Fund 31

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/16 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$2,926,478	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(25,975)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,721,519	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(5,145)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,248,935	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(28,837)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,415,685	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(21,061)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,263,028	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	20,666
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
209,220	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,824)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

329,382	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,872)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,262,732	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	20,664
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Total	$(13,125)				$(248,074)

32 American Government Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$5,082,000

Mortgage-backed securities	—	100,604,573	13,779,654

Purchased options outstanding	—	788,760	—

Purchased swap options outstanding	—	2,462,534	—

U.S. government and agency mortgage obligations	—	443,727,932	—

U.S. treasury obligations	—	151,459,543	—

Short-term investments	43,824,290	1,397,941	—

Totals by level	$43,824,290	$700,441,283	$18,861,654

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(289,734)	$—	$—

Written options outstanding	—	(519,870)	—

Written swap options outstanding	—	(3,978,335)	—

Forward premium swap option contracts	—	(304,230)	—

TBA sale commitments	—	(126,989,301)	—

Interest rate swap contracts	—	(1,456,003)	—

Total return swap contracts	—	(234,949)	—

Totals by level	$(289,734)	$(133,482,688)	$—

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/		Proceeds	transfers	transfers	Balance
Investments	as of	discounts/	gain/	(deprecia-	Cost of	from	into	out of	as of
in securities:	9/30/15	premiums	(loss)	tion) #	purchases	sales	Level 3†	Level 3†	3/31/16

Mortgage-
backed
securities	$7,523,530	$(791,025)	$—	$731,200	$11,397,949	$—	$—	$—	$18,861,654

Totals	$7,523,530	$(791,025)	$—	$731,200	$11,397,949	$—	$—	$—	$18,861,654

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $731,200 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

American Government Income Fund 33

Statement of assets and liabilities 3/31/16 (Unaudited)

ASSETS

Investment in securities, at value(Note 1):
Unaffiliated issuers (identified cost $718,095,622)	$719,302,937
Affiliated issuers (identified cost $43,824,290) (Notes 1 and 5)	43,824,290

Cash	17,787

Interest and other receivables	3,184,418

Receivable for shares of the fund sold	748,963

Receivable for investments sold	16,345,080

Receivable for sales of delayed delivery securities (Note 1)	90,474,187

Receivable for variation margin (Note 1)	2,058,506

Unrealized appreciation on forward premium swap option contracts (Note 1)	835,100

Unrealized appreciation on OTC swap contracts (Note 1)	242,930

Premium paid on OTC swap contracts (Note 1)	13,125

Prepaid assets	48,141

Total assets	877,095,464

LIABILITIES

Payable for investments purchased	16,482,607

Payable for purchases of delayed delivery securities (Note 1)	225,211,833

Payable for shares of the fund repurchased	1,525,717

Payable for compensation of Manager (Note 2)	167,155

Payable for custodian fees (Note 2)	25,728

Payable for investor servicing fees (Note 2)	138,191

Payable for Trustee compensation and expenses (Note 2)	256,696

Payable for administrative services (Note 2)	1,781

Payable for distribution fees (Note 2)	292,544

Payable for variation margin (Note 1)	2,074,056

Unrealized depreciation on OTC swap contracts (Note 1)	491,004

Unrealized depreciation on forward premium swap option contracts (Note 1)	1,139,330

Written options outstanding, at value (premiums $9,077,438) (Notes 1 and 3)	4,498,205

TBA sale commitments, at value (proceeds receivable $126,734,258) (Note 1)	126,989,301

Other accrued expenses	129,938

Total liabilities	379,424,086

Net assets	$497,671,378

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$540,575,538

Distributions in excess of net investment income (Note 1)	(507,402)

Accumulated net realized loss on investments (Note 1)	(46,671,037)

Net unrealized appreciation of investments	4,274,279

Total — Representing net assets applicable to capital shares outstanding	$497,671,378

(Continued on next page)

34 American Government Income Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($417,460,860 divided by 47,678,998 shares)	$8.76

Offering price per class A share (100/96.00 of $8.76)*	$9.13

Net asset value and offering price per class B share ($5,328,053 divided by 614,009 shares)**	$8.68

Net asset value and offering price per class C share ($20,369,853 divided by 2,336,562 shares)**	$8.72

Net asset value and redemption price per class M share ($1,358,981 divided by 153,855 shares)	$8.83

Offering price per class M share (100/96.75 of $8.83)†	$9.13

Net asset value, offering price and redemption price per class R share
($5,461,855 divided by 622,509 shares)	$8.77

Net asset value, offering price and redemption price per class R5 share
($638,004 divided by 72,962 shares)	$8.74

Net asset value, offering price and redemption price per class R6 share
($4,921,264 divided by 563,516 shares)	$8.73

Net asset value, offering price and redemption price per class Y share
($42,132,508 divided by 4,824,105 shares)	$8.73

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

American Government Income Fund 35

Statement of operations Six months ended 3/31/16 (Unaudited)

INVESTMENT INCOME

Interest(including interest income of $53,879 from investments in affiliated issuers) (Note 5)	$3,555,769

Total investment income	3,555,769

EXPENSES

Compensation of Manager (Note 2)	996,426

Investor servicing fees (Note 2)	403,809

Custodian fees (Note 2)	30,838

Trustee compensation and expenses (Note 2)	21,083

Distribution fees (Note 2)	669,366

Administrative services (Note 2)	8,497

Other	192,274

Total expenses	2,322,293

Expense reduction (Note 2)	(549)

Net expenses	2,321,744

Net investment income	1,234,025

Net realized loss on investments (Notes 1 and 3)	(7,095,091)

Net realized loss on swap contracts (Note 1)	(5,357,726)

Net realized gain on futures contracts (Note 1)	3,291,278

Net realized gain on written options (Notes 1 and 3)	8,087,082

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	856,796

Net loss on investments	(217,661)

Net increase in net assets resulting from operations	$1,016,364

The accompanying notes are an integral part of these financial statements.

36 American Government Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/16*	Year ended 9/30/15

Operations:
Net investment income	$1,234,025	$8,717,636

Net realized gain (loss) on investments	(1,074,457)	1,131,545

Net unrealized appreciation (depreciation) of investments	856,796	(8,945,329)

Net increase in net assets resulting from operations	1,016,364	903,852

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(5,365,232)	(12,748,606)

Class B	(46,832)	(121,382)

Class C	(159,920)	(305,576)

Class M	(15,632)	(36,076)

Class R	(60,108)	(156,201)

Class R5	(9,401)	(19,994)

Class R6	(67,261)	(141,105)

Class Y	(598,479)	(1,261,521)

Decrease from capital share transactions (Note 4)	(16,339,442)	(30,477,719)

Total decrease in net assets	(21,645,943)	(44,364,328)

NET ASSETS

Beginning of period	519,317,321	563,681,649

End of period (including distributions in excess of net
investment income of $507,402 and undistributed net
investment income of $4,581,438, respectively)	$497,671,378	$519,317,321

* Unaudited.

The accompanying notes are an integral part of these financial statements.

American Government Income Fund 37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
March 31, 2016**	$8.85	.02	—	.02	(.11)	—	(.11)	—	$8.76	.23*	$417,461	.45*	.26*	448* [e]
September 30, 2015	9.08	.15	(.13)	.02	(.25)	—	(.25)	—	8.85	.18	440,591.88		1.62	970 [e]
September 30, 2014	8.95	.19	.15	.34	(.21)	—	(.21)	—	9.08	3.85	493,752.88		2.07	597 [e]
September 30, 2013	9.23	.16	(.28)	(.12)	(.16)	—	(.16)	—	8.95	(1.31)	518,546.87		1.76	533 [f]
September 30, 2012	9.83	.14	.08	.22	(.34)	(.48)	(.82)	—	9.23	2.48	647,310.87		1.51	345 [f]
September 30, 2011	10.28	.26	.23	.49	(.27)	(.67)	(.94)	— [d]	9.83	5.34	682,118.85		2.70	402 [f]

Class B
March 31, 2016**	$8.77	(.01)	—	(.01)	(.08)	—	(.08)	—	$8.68	(.13)*	$5,328	.83*	(.16)*	448* [e]
September 30, 2015	9.01	.08	(.14)	(.06)	(.18)	—	(.18)	—	8.77	(.67)	5,292	1.63	.86	970 [e]
September 30, 2014	8.87	.12	.16	.28	(.14)	—	(.14)	—	9.01	3.22	6,698	1.63	1.33	597 [e]
September 30, 2013	9.15	.09	(.28)	(.19)	(.09)	—	(.09)	—	8.87	(2.06)	8,898	1.62	.98	533 [f]
September 30, 2012	9.75	.07	.08	.15	(.27)	(.48)	(.75)	—	9.15	1.73	14,017	1.62	.75	345 [f]
September 30, 2011	10.21	.19	.22	.41	(.20)	(.67)	(.87)	— [d]	9.75	4.47	13,446	1.60	1.98	402 [f]

Class C
March 31, 2016**	$8.81	(.02)	.01	(.01)	(.08)	—	(.08)	—	$8.72	(.13)*	$20,370	.83*	(.26)*	448* [e]
September 30, 2015	9.05	.08	(.14)	(.06)	(.18)	—	(.18)	—	8.81	(.66)	15,413	1.63	.88	970 [e]
September 30, 2014	8.91	.12	.16	.28	(.14)	—	(.14)	—	9.05	3.19	14,298	1.63	1.33	597 [e]
September 30, 2013	9.19	.09	(.28)	(.19)	(.09)	—	(.09)	—	8.91	(2.07)	17,232	1.62	.97	533 [f]
September 30, 2012	9.79	.07	.08	.15	(.27)	(.48)	(.75)	—	9.19	1.75	31,003	1.62	.72	345 [f]
September 30, 2011	10.25	.19	.22	.41	(.20)	(.67)	(.87)	— [d]	9.79	4.46	23,256	1.60	1.95	402 [f]

Class M
March 31, 2016**	$8.92	.01	—	.01	(.10)	—	(.10)	—	$8.83	.09*	$1,359	.58*	.14*	448* [e]
September 30, 2015	9.16	.13	(.15)	(.02)	(.22)	—	(.22)	—	8.92	(.20)	1,465	1.13	1.38	970 [e]
September 30, 2014	9.02	.17	.16	.33	(.19)	—	(.19)	—	9.16	3.66	1,403	1.13	1.82	597 [e]
September 30, 2013	9.29	.13	(.27)	(.14)	(.13)	—	(.13)	—	9.02	(1.47)	1,476	1.12	1.41	533 [f]
September 30, 2012	9.89	.12	.08	.20	(.32)	(.48)	(.80)	—	9.29	2.20	2,750	1.12	1.25	345 [f]
September 30, 2011	10.34	.24	.23	.47	(.25)	(.67)	(.92)	— [d]	9.89	5.05	2,743	1.10	2.44	402 [f]

Class R
March 31, 2016**	$8.86	.01	—	.01	(.10)	—	(.10)	—	$8.77	.09*	$5,462	.58*	.11*	448* [e]
September 30, 2015	9.10	.12	(.14)	(.02)	(.22)	—	(.22)	—	8.86	(.20)	5,423	1.13	1.37	970 [e]
September 30, 2014	8.96	.17	.16	.33	(.19)	—	(.19)	—	9.10	3.69	6,341	1.13	1.83	597 [e]
September 30, 2013	9.24	.14	(.28)	(.14)	(.14)	—	(.14)	—	8.96	(1.57)	7,712	1.12	1.52	533 [f]
September 30, 2012	9.84	.12	.08	.20	(.32)	(.48)	(.80)	—	9.24	2.20	8,542	1.12	1.24	345 [f]
September 30, 2011	10.29	.23	.24	.47	(.25)	(.67)	(.92)	— [d]	9.84	5.06	6,189	1.10	2.32	402 [f]

Class R5
March 31, 2016**	$8.83	.04	(.01)	.03	(.12)	—	(.12)	—	$8.74	.37*	$638	.31*	.41*	448* [e]
September 30, 2015	9.07	.17	(.14)	.03	(.27)	—	(.27)	—	8.83	.33	679.60		1.91	970 [e]
September 30, 2014	8.93	.18	.20	.38	(.24)	—	(.24)	—	9.07	4.25	599.60		1.98	597 [e]
September 30, 2013	9.21	.19	(.29)	(.10)	(.18)	—	(.18)	—	8.93	(1.05)	10.59		2.05	533 [f]
September 30, 2012†	9.22	.03	.01	.04	(.05)	—	(.05)	—	9.21	.47*	10	.15*	.28*	345 [f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38 American Government Income Fund	American Government Income Fund 39

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class R6
March 31, 2016**	$8.83	.03	—	.03	(.13)	—	(.13)	—	$8.73	.31*	$4,921	.27*	.38*	448* [e]
September 30, 2015	9.06	.18	(.13)	.05	(.28)	—	(.28)	—	8.83	.55	4,359.53		1.98	970 [e]
September 30, 2014	8.93	.21	.17	.38	(.25)	—	(.25)	—	9.06	4.24	4,024.53		2.37	597 [e]
September 30, 2013	9.21	.21	(.29)	(.08)	(.20)	—	(.20)	—	8.93	(.93)	2,452.52		2.38	533 [f]
September 30, 2012†	9.22	.03	.02	.05	(.06)	—	(.06)	—	9.21	.49*	10	.13*	.30*	345 [f]

Class Y
March 31, 2016**	$8.83	.03	(.01)	.02	(.12)	—	(.12)	—	$8.73	.25*	$42,133	.33*	.38*	448* [e]
September 30, 2015	9.06	.17	(.13)	.04	(.27)	—	(.27)	—	8.83	.45	46,096.63		1.89	970 [e]
September 30, 2014	8.93	.21	.16	.37	(.24)	—	(.24)	—	9.06	4.14	36,568.63		2.31	597 [e]
September 30, 2013	9.21	.18	(.28)	(.10)	(.18)	—	(.18)	—	8.93	(1.05)	20,689.62		1.99	533 [f]
September 30, 2012	9.81	.16	.08	.24	(.36)	(.48)	(.84)	—	9.21	2.75	30,489.62		1.69	345 [f]
September 30, 2011	10.27	.29	.22	.51	(.30)	(.67)	(.97)	— [d]	9.81	5.50	17,776.60		2.94	402 [f]

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	1,141%

September 30, 2012	1,152

September 30, 2011	1,067

The accompanying notes are an integral part of these financial statements.	The accompanying notes are an integral part of these financial statements.

40 American Government Income Fund	American Government Income Fund 41

Notes to financial statements 3/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2015 through March 31, 2016.

Putnam American Government Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income with preservation of capital as its secondary objective. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in U.S. government securities. The fund may invest up to 20% of the fund’s net assets in mortgage-backed and other asset-backed securities of private (non-governmental) issuers and securities issued by money market funds, in each case rated AAA or its equivalent at the time of purchase by a nationally recognized securities rating agency or, if unrated, that Putnam Management determines to be of comparable quality. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management typically uses to a significant extent derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

42 American Government Income Fund

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments, including mortgage backed securities and short-term investments with remaining maturities of 60 days or less, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated

American Government Income Fund 43

and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk, and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting

44 American Government Income Fund

arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The

American Government Income Fund 45

Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $403,928 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,225,859 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,123,429 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term

46 American Government Income Fund

or long-term capital losses. At September 30, 2015, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$40,661,641	$—	$40,661,641

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $2,739,775 recognized during the period between November 1, 2014 and September 30, 2015 to its fiscal year ending September 30, 2016.

The aggregate identified cost on a tax basis is $762,763,626, resulting in gross unrealized appreciation and depreciation of $18,402,614 and $18,039,013, respectively, or net unrealized appreciation of $363,601.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,

0.500%	of the next $5 billion,	0.330%	of the next $50 billion,

0.450%	of the next $10 billion,	0.320%	of the next $100 billion and

0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

Putnam Management has contractually agreed, through January 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management will pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam

American Government Income Fund 47

Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$343,681	Class R5	404

Class B	4,209	Class R6	1,161

Class C	14,482	Class Y	34,401

Class M	1,133	Total	$403,809

Class R	4,338

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $549 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $348, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$536,104	Class M	3,537

Class B	26,237	Class R	13,537

Class C	89,951	Total	$669,366

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,269 and $5 from the sale of class A and class M shares, respectively, and received $1,419 and $447 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% (no longer applicable November 1, 2015) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

48 American Government Income Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$2,571,751,421	$2,538,322,878

U.S. government securities (Long-term)	—	—

Total	$2,571,751,421	$2,538,322,878

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$1,617,219,775	$7,858,906	$216,000,000	$1,445,625

Options opened	2,412,308,700	16,303,755	810,000,000	3,673,281
Options exercised	(277,215,400)	(3,044,710)	—	—
Options expired	(1,438,954,275)	(3,979,853)	—	—
Options closed	(1,230,296,200)	(9,888,160)	(614,000,000)	(3,291,406)

Written options outstanding at
the end of the reporting period	$1,083,062,600	$7,249,938	412,000,000	$1,827,500

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/16		Year ended 9/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	2,804,700	$24,632,831	7,257,461	$65,726,898

Shares issued in connection with
reinvestment of distributions	501,426	4,398,051	1,154,454	10,422,240

	3,306,126	29,030,882	8,411,915	76,149,138

Shares repurchased	(5,430,549)	(47,670,303)	(12,970,903)	(117,600,362)

Net decrease	(2,124,423)	$(18,639,421)	(4,558,988)	$(41,451,224)

	Six months ended 3/31/16		Year ended 9/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	95,393	$829,828	94,701	$849,150

Shares issued in connection with
reinvestment of distributions	4,713	40,971	11,931	106,836

	100,106	870,799	106,632	955,986

Shares repurchased	(89,575)	(779,390)	(246,812)	(2,214,727)

Net increase (decrease)	10,531	$91,409	(140,180)	$(1,258,741)

American Government Income Fund 49

	Six months ended 3/31/16		Year ended 9/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	1,086,082	$9,498,235	670,568	$6,027,553

Shares issued in connection with
reinvestment of distributions	14,907	130,191	29,902	268,864

	1,100,989	9,628,426	700,470	6,296,417

Shares repurchased	(513,807)	(4,489,708)	(531,299)	(4,770,149)

Net increase	587,182	$5,138,718	169,171	$1,526,268

	Six months ended 3/31/16		Year ended 9/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	4,162	$36,871	22,773	$208,169

Shares issued in connection with
reinvestment of distributions	1,437	12,715	3,231	29,405

	5,599	49,586	26,004	237,574

Shares repurchased	(15,881)	(140,583)	(15,054)	(137,168)

Net increase (decrease)	(10,282)	$(90,997)	10,950	$100,406

	Six months ended 3/31/16		Year ended 9/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	70,681	$621,821	155,738	$1,411,926

Shares issued in connection with
reinvestment of distributions	6,840	60,108	17,271	156,190

	77,521	681,929	173,009	1,568,116

Shares repurchased	(66,833)	(587,691)	(258,117)	(2,325,243)

Net increase (decrease)	10,688	$94,238	(85,108)	$(757,127)

	Six months ended 3/31/16		Year ended 9/30/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	3,998	$35,107	16,018	$145,174

Shares issued in connection with
reinvestment of distributions	1,073	9,401	2,219	19,994

	5,071	44,508	18,237	165,168

Shares repurchased	(8,957)	(78,281)	(7,388)	(66,763)

Net increase (decrease)	(3,886)	$(33,773)	10,849	$98,405

	Six months ended 3/31/16		Year ended 9/30/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	85,809	$750,526	156,289	$1,418,288

Shares issued in connection with
reinvestment of distributions	7,690	67,261	15,677	141,105

	93,499	817,787	171,966	1,559,393

Shares repurchased	(23,875)	(208,088)	(122,100)	(1,098,143)

Net increase	69,624	$609,699	49,866	$461,250

50 American Government Income Fund

	Six months ended 3/31/16		Year ended 9/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,077,182	$9,426,135	5,103,706	$46,003,346

Shares issued in connection with
reinvestment of distributions	54,635	477,927	115,049	1,034,987

	1,131,817	9,904,062	5,218,755	47,038,333

Shares repurchased	(1,530,667)	(13,413,377)	(4,031,422)	(36,235,289)

Net increase (decrease)	(398,850)	$(3,509,315)	1,187,333	$10,803,044

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,195	1.6%	10,444

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$43,052,962	$80,948,428	$80,177,100	$53,879	$43,824,290

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$127,700,000

Purchased swap option contracts (contract amount)	$1,025,000,000

Written TBA commitment option contracts (contract amount) (Note 3)	$263,100,000

Written swap option contracts (contract amount) (Note 3)	$1,031,200,000

Futures contracts (number of contracts)	2,000

Centrally cleared interest rate swap contracts (notional)	$1,027,400,000

OTC total return swap contracts (notional)	$179,100,000

American Government Income Fund 51

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	$6,362,220*	depreciation	$9,894,047*

Total		$6,362,220		$9,894,047

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(1,769,409)	$3,291,278	$(5,357,726)	$(3,835,857)

Total	$(1,769,409)	$3,291,278	$(5,357,726)	$(3,835,857)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(261,220)	$(1,204,889)	$2,487,856	$1,021,747

Total	$(261,220)	$(1,204,889)	$2,487,856	$1,021,747

52 American Government Income Fund

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American Government Income Fund 53

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$1,894,694	$—	$—	$—	$—	$—	$1,894,694

OTC Total return swap contracts*#	162,139	—	3,215	37,203	32,834	20,664	—	256,055

Futures contracts§	—	—	—	—	—	—	163,812	163,812

Forward premium swap option contracts#	—	—	—	—	—	835,100	—	835,100

Purchased swap options**#	844,666	—	66	243,414	632,203	742,185	—	2,462,534

Purchased options**#	—	—	—	—	—	788,760	—	788,760

Total Assets	$1,006,805	$1,894,694	$3,281	$280,617	$665,037	$2,386,709	$163,812	$6,400,955

Liabilities:

Centrally cleared interest rate swap contracts§	—	2,074,056	—	—	—	—	—	2,074,056

OTC Total return swap contracts*#	182,377	—		75,754	228,177	4,696	—	491,004

Futures contracts§	—	—	—	—	—	—	—	—

Forward premium swap option contracts#	—	—	—	—	—	1,139,330	—	1,139,330

Written swap options#	1,092,616	—	132	370,623	240	2,514,724	—	3,978,335

Written options#	—	—	—	—	—	519,870	—	519,870

Total Liabilities	$1,274,993	$2,074,056	$132	$446,377	$228,417	$4,178,620	$—	$8,202,595

Total Financial and Derivative Net Assets	$(268,188)	$(179,362)	$3,149	$(165,760)	$436,620	$(1,791,911)	$163,812	$(1,801,640)

Total collateral received (pledged)†##	$(268,188)	$—	$—	$(90,945)	$403,928	$(1,669,702)	$—

Net amount	$—	$(179,362)	$3,149	$(74,815)	$32,692	$(122,209)	$163,812

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

54 American Government Income Fund	American Government Income Fund 55

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds†:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

56 American Government Income Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

American Government Income Fund 57

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

58 American Government Income Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

American Government Income Fund 59

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

60 American Government Income Fund

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA027
299988 5/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam American Government Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 27, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 27, 2016